UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2014

SONOCO PRODUCTS COMPANY

Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Item 7.01        Regulation FD Disclosure.
On December 5, 2014, Sonoco Products Company (the “Company”) hosted its annual investor conference in New York City in which it provided an update on its 2014 financial performance, outlined strategic priorities and provided details of its financial outlook for 2015. On December 5, 2014, the Company issued a news release communicating the material highlights of the New York presentation. A copy of that release is attached as an exhibit hereto.
Section 9 – Financial Statements and Exhibits
Item 9.01        Financial Statements and Exhibits.

(d)	Exhibit 99 – Registrant’s news release providing an update on the Company’s 2014 financial performance, outlining strategic priorities and detailing its financial outlook for 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: December 5, 2014	By:	/s/ Barry L. Saunders
Barry L. Saunders
Vice President and Chief Financial Officer

EXHIBIT INDEX

99	Registrant’s news release providing an update on the Company’s 2014 financial performance, outlining strategic priorities and detailing its financial outlook for 2015.